UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: May 27, 2025

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1990 Main Street Suite 750 Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to the Rights of Security Holders.

Reverse Stock Split

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 27, 2025, Oragenics, Inc. (the “Company”) filed Articles of Amendment (the “Amendment”) to its Amended and Restated Articles of Incorporation, as amended, with the Secretary of State of Florida to effect a One-for-Thirty (1-for-30) reverse stock split (the “Reverse Stock Split”) of the Company’s shares of Common Stock, $0.001, par value (the “Common Stock”). The Company anticipates that the Reverse Stock Split will become effective at 12:01 a.m. Eastern Time on June 3, 2025 (the “Effective Time”) and that the Common Stock will be quoted on NYSE American Stock Market (the “NYSE American”) on a post-split basis at the open of business on June 3, 2025.

The Company’s shareholders approved the Reverse Stock Split at the Company’s 2024 Annual Meeting of Stockholders held on May 2, 2025, at a ratio between One-for-Five (1-for 5) to One-for Fifty (1-for-50), with such ratio to be determined in the discretion of the Company’s Board of Directors (the “Board”) and with such reverse stock split to be effected at such time and date as determined by the Board in its sole discretion. On May 27, 2025, the Board selected the One-for-Thirty reverse stock split ratio.

Reason for the Reverse Stock Split

The Reverse Stock Split was effected to enable the Company to expeditiously meet the continued listing standards of the NYSE American and to reduce the risk of the Company being delisted from the NYSE American due to the trading price of its Common Stock falling below the price that the NYSE American views as low.

Effects of the Reverse Stock Split

Split Adjustment; No Fractional Shares. At the Effective Time, the total number of shares of the Company’s Common Stock held by each shareholder will be converted automatically into the number of whole shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by such shareholder immediately prior to the Reverse Stock Split, divided by (ii) 30. No fractional shares will be issued, and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-Reverse Stock Split Common Stock to any shareholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

Capitalization. Prior to the Effective Time of the Articles of Amendment to effect the Reverse Stock Split, the Company was authorized to issue 350,000,000 shares of Common Stock. The Reverse Stock Split does not affect the authorized shares. As a result of the Reverse Stock Split, the Company remains authorized to issue 350,000,000 shares of Common Stock. As of January 20, 2023 (immediately prior to the Effective Time), there were 21,475,289 shares of Common Stock outstanding. As a result of the Reverse Stock Split, immediately after the Effective Time there will be approximately 715,843 shares of Common Stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares). The Reverse Stock Split will not have any effect on the stated par value of the Common Stock.

The Reverse Stock Split does not affect the Company’s authorized preferred stock, except to affect, where applicable, the conversion rates of such preferred stock. After the Reverse Stock Split, the Company’s authorized preferred Stock of 50,000,000 shares remained unchanged. Additionally, the Reverse Stock Split will not affect the par value of the preferred stock, or previously designated series of preferred stock, except to affect, where applicable, the conversion rates of such outstanding preferred stock.

Each shareholder’s percentage of ownership interest in the Company and proportional voting power remains virtually unchanged as a result of the Reverse Stock Split, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

As a result of the reverse stock split, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all stock options and warrants issued by us and outstanding immediately prior to the Effective Time, which will result in a proportionate decrease in the number of shares of our Common Stock reserved for issuance upon exercise or vesting of such stock options and warrants, and, in the case of stock options and warrants, a proportionate increase in the exercise price of such outstanding stock options and warrants.

Symbol; CUSIP Number. In connection with the Reverse Stock Split, the Company’s shares of Common Stock continue to trade on the NYSE American under the symbol “OGEN” but trade under a new CUSIP Number, 684023 609.

Non-Certificated Shares. Shareholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Transfer Agent and Certificated Shares. The Company’s transfer agent, Continental Stock Transfer & Trust Company, is acting as exchange agent for the Reverse Stock Split and will send instructions to shareholders of record regarding the exchange of certificates for Common Stock.

Please contact Continental Stock Transfer & Trust Company at the address given below for further information, related costs and procedures before sending any certificates.

Continental Stock Transfer & Trust Company

1 State Street – 30th Floor

New York, New York 10004

917-262-2378

The foregoing descriptions of the Amendment and the Reverse Stock Split set forth above do not purport to be complete and are qualified in their entirety by reference to the Amendment and the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2025 (the “Proxy Statement”). A copy of the Amendment is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

The disclosures set forth in Item 3.03 of this Current Report on Form 8-K are incorporated into this Item 8.01 by reference.

On May 27, 2025, the Company issued a press release announcing the Reverse Stock Split. A copy of that press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements And Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Amended and Restated Articles of Incorporation.

99.1	Press Release dated May 28, 2025.

104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 28th day of May, 2025.

ORAGENICS, INC. (Registrant)

BY:	/s/Janet Huffman
Janet Huffman
Chief Executive Officer